KRANESHARES TRUST

KraneShares Artificial Intelligence and Technology ETF

(the “Fund”)

Supplement dated March 31, 2026 to the Fund’s Summary Prospectus, Statutory

Prospectus, and Statement of Additional Information, each dated August 1, 2025, as each may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information.

On March 31, 2026, the Trust’s Board of Trustees approved changing the Fund’s name to “KraneShares Artificial Intelligence and Technology Public and Private ETF” and making corresponding changes to the Fund’s principal investment strategies and investment policies.

Accordingly, effective June 1, 2026, the following changes are made to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information:

1.	In the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, all references to “KraneShares Artificial Intelligence and Technology ETF” are hereby replaced with “KraneShares Artificial Intelligence and Technology Public and Private ETF”.

2.	In the Fund’s Summary Prospectus and Statutory Prospectus, the first sentence of the “Principal Investment Strategies” and “KraneShares Artificial Intelligence and Technology ETF (“AGIX”)” sections is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the publicly traded or privately offered securities of “Artificial Intelligence (“AI”) and Technology” companies and other instruments that have economic characteristics similar to such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.